DATED                                              1997
-------------------------------------------------------







               (1)     FASTNET UK LIMITED


               (2)     TELEGROUP UK LIMITED


               (3)     GILES REDPATH


               (4)     TELEGROUP INC



               -------------------------------

                         AGREEMENT

               -------------------------------

THIS AGREEMENT is made the                    1997

BETWEEN:
-------

(1) FASTNET UK LIMITED whose registered office is at Headbourne Worthy Grange, Winchester, Hampshires S023 7JX
(Registered No. 3171839) ("the Vendor")

(2) TELEGROUP UK LIMITED whose registered office is at Carmelite, 50 Victoria Embankment, Blackfriars, London EC4 70DX
("the Purchaser");

(3)     GILES REDPATH of 53 Overstone Road, London W5 0AD ("the
Warrantor"); and

(4)     TELEGROUP INC. Of 2098 Nutmeg Avenue, Fairfield, Iowa,
USA ("Telegroup").

NOW IT IS AGREED as follows:

1.         Definitions
----------------------

In this Agreement the following words and expressions have the following meanings unless inconsistent with the context:

  "the Assets"         means the assets referred to in Clause 2.1

  "the Business"       means the business of
                       telecommunications service

  "Completion"         means the performance by the parties
                       of their respective obligations under
                       Clause 7

  "the Creditors"      means the aggregate amount owed by the
                       Vendor in connection with the Business
                       to or in respect of trade creditors as
                       recorded in the books of account of
                       the Business as at the date of this
                       Agreement

  "the Disclosure
      Letter" means the letter of even date with this Agreement (including the documents appended to it) written by the Vendor's Solicitors to the Purchaser's Solicitors

  "the Employees"      means the persons engaged in the Business
                       in the period prior to the Transfer Date whose names are listed in Schedule 1

  "the Equipment"      means the vehicles, office furniture,
                       equipment and other moveable assets of the Vendor used in connection with the Business at the date of this Agreement and listed in Schedule 2

  "Excluded Assets"    means the assets listed in Clause 3 which
                       are owned by the

                       Vendor but are excluded
                       from the sale to the Purchaser and all
                       other assets not included in Clause 2.1

  "the Goodwill"       means the goodwill of the Vendor in
                       connection with the Business and the
                       exclusive right for the Purchaser or its assignee to represent itself as carrying on the Business in succession to the Vendor including the benefit of all pending contracts, orders and engagements and the right to all lists of customers, and suppliers of the Business

  "Liabilities"        means the liabilities of the Business
                       outstanding at the date of this Agreement
                       (save for those liabilities which the
                       Purchaser shall have expressly agreed to assume or be responsible for)

  "the Lease"          means the Lease short particulars of which
                       are set out in Part II of Schedule 3

  "the Property"       means the property short particulars of
                       which are set out in Part in of Schedule 3

  "the Transfer Date"  means the close of business on 31 May 1997

  "Transfer
    Regulations"       means the Transfer of Undertakings
                      (Protection of Employment) Regulations 1981

  "the Warranties"     means the warranties, representations and
                       undertakings set out in Schedule 4.


2.     SALE AND PURCHASE OF THE BUSINESS
----------------------------------------

2.1 Subject to the provisions of this Agreement the Vendor shall sell with full title guarantee and the Purchaser shall purchase free from all charges, liens, equities and encumbrances and with effect (save as expressly provided otherwise in this Agreement) from the date of this Agreement, the Business as a going concern comprising the following assets of the Vendor for the following sums:

2.1.1     the Goodwill for the sum of 75,000 pounds

2.1.2     the Property for the sum of 1 pound

2.1.3 the Equipment for the sum of 66,964.86 pounds but excluding the Excluded Assets.

2.2 The aggregate consideration for the sale by the Vendor of the Business shall be the sum of 141,965.86 pounds.

3.     EXCLUDED ASSETS AND LIABILITIES
--------------------------------------

There shall be excluded from the sale and purchase of the Business and retained by the Vendor:

3.1 all the statutory books and statutory records of the Vendor

3.2 any amounts recoverable by the Vendor in respect of taxation paid or payable by the Vendor in connection with matters or events occurring on or before the date of this Agreement

3.3     all cash in hand or at the bank and

3.4 the Liabilities and the Creditors and all book and other debts accrued or accruing due to the Vendor.

4.     VALUE ADDED TAX
----------------------

4.1 The consideration for the sale by the Vendor of the Business is exclusive of value added tax which (if chargeable) shall be paid by the Purchaser to the Vendor (against the relevant tax invoice or invoices issued by the Vendor) not later than three working days before the date upon which the Vendor is required to account for the same to H M Customs & Excise and the Vendor shall give the Purchaser not less than 7 working dates prior written notice of such date. If the Purchaser pays an amount in respect of value added tax and subsequently it is established that no value added tax was chargeable, the Vendor shall forthwith repay to the Purchaser any such amount.

4.2 The parties shall use all reasonable endeavors to procure that the conditions of Article 5(1) of the Value Added Tax (Special Provisions) Order 1995 SI 1268 and of Section 49 of the Value Added Tax Act of 1994 are fulfilled so the sale of the Business and Assets hereunder is properly treated as neither a supply of goods nor a supply or services for the purposes of Value Added Tax. The Vendor and the Purchaser warrant to each other that they are duly registered for the purposes of VAT.


4.3 All VAT payable in respect of goods supplied or deemed to be supplied by the Vendor in connection with the Business prior to the Transfer Date, and all interest payable thereon and penalties attributable thereto, shall be paid to H M Customs & Excise by the Vendor and the Vendor shall be entitled to receive and retain for its own benefit all reimbursement or credit from H M Customs & Excise for VAT borne by the Vendor on goods supplied to the Vendor prior to the Transfer Date and any payments received in respect of VAT overpaid to H M Customs & Excise prior thereto.

4.4 The Vendor shall on the date hereof or as soon as practicable thereafter deliver to the Purchaser all records referred to in Section 49(1) of the Value Added Tax Act 1994 as relate to the Business and the Purchaser shall for a period of not less than 6 years from the Transfer Date preserve the records so delivered to it by the Vendor and, upon reasonable notice during normal business hours make them available for inspection by the Vendor or its agents.

5.     APPORTIONMENT/PREPAYMENTS
--------------------------------

5.1 All rents, rates, water, electricity and telecommunications charges and other outgoings and costs of a periodical nature which are chargeable by reference to a period commencing before the Transfer Date and ending after the Transfer Date shall be apportioned on a time basis and those referable to the period ended on the Transfer Date shall be borne by the Vendor and those referable to the period commencing on the day following the Transfer Date shall be borne by the Purchaser.

5.2 All wages, salaries and other emoluments, income tax deductible under PAYE, national insurance contributions for which the Vendor is accountable, employer's contributions to retirement benefit schemes and (if applicable) life assurance permanent health insurance and medical insurance schemes in relation to the Employees shall be apportioned on a time basis so that such part of the relevant amounts attributable to the period ending on the Transfer Date shall be borne by the Vendor and such part of the amounts attributable to the period commencing on the day following the Transfer Date shall be borne by the Purchaser.

5.3     The items referred to in sub-clauses 5.1 and 5.2
(inclusive) shall be identified separately in a statement and payments made by the Purchaser in respect of such apportionments shall not constitute part of the Consideration.

6.     RISK
------------

The risk of loss or damage to any property in the Assets shall pass to the Purchaser on the date of this Agreement.

7.     COMPLETION
-----------------

Completion of the sale and purchase of the Business shall take place immediately after execution of this Agreement when all of the transactions set out in sub-clauses 7.1 to 7.3 shall take place and the Purchaser shall not be obliged to complete the purchase of the Business unless the Vendor or the Warrantor shall have complied with all of the provisions contained in sub-clauses
7.1 and 7.3.

7.1     The Vendor shall deliver or cause to be delivered to the
Purchaser:

7.1.1 in relation to the Property the duly executed original deed of assignment, the landlord of the Property's duly executed and dated license to assign, the counterpart rent deposit deed duly executed and dated by the landlord of the Property, the original of the Lease duly executed and dated by the landlord and properly stamped with Ad Valorem stamp duty, copies sealed by the Central London County Court of the Court Order and originating application pursuant to Section 38(4) of the Landlord and Tenant
Act 1954 (as amended) and any other deeds or documents supplemental to the Lease or the Property itself;

7.1.2 all the Assets hereby agreed to be sold which are capable of passing by delivery;

7.1.3 all records of whatever nature relating to the customers and suppliers of the Business;

7.1.4 the logbooks and test certificates of any vehicles listed in Schedule 2.

7.2 The Purchaser shall telegraphically transfer 141,965.86 pounds to the account of the Vendor as shall have been notified in writing to the Purchaser's Solicitors.

8.     EMPLOYEES
-----------------

8.1 The Vendor and the Purchaser declare that they each consider the sale of the Business contemplated by this Agreement to constitute the transfer of an undertaking for the purposes of the Transfer Regulations and that it will not operate so as to terminate any of the contracts of employment of the Employees and such contracts shall be transferred to the Purchaser pursuant to the Transfer Regulations with effect from the Transfer Date.

8.2 The Vendor shall indemnify and keep indemnified the Purchaser against all losses, costs, liabilities and expenses
(including reasonable legal fees) arising out of or in connection with:

8.2.1 any claim by an Employee (whether in contract or in tort or for remedy for unfair dismissal, redundancy, statutory redundancy, sex or race discrimination or for breach of statutory duty) as a direct result of anything done or omitted to be done in relation to the Employee's employment prior to the Transfer Date; and

8.2.2 any claim by any person other than the Employees relating to that person's employment with the Vendor or in relation to the Business prior to the date of this Agreement.

8.3 The Purchaser shall indemnify and keep indemnified the Vendor against all losses, costs, liabilities and expenses
(including reasonable legal fees) arising out of or in connection with:

8.3.1 any claim or allegation by an Employee that in consequence of the sale of the Business to the Purchaser there has been or will be a substantial change in such Employee's working conditions to his detriment; and

8.3.2 any act or omission of the Purchaser in relation to an Employee occurring on or after the Transfer Date resulting in a claim for redundancy payments or wrongful dismissal or unfair dismissal or sex or race discrimination or for breach of statutory duty.

9.     THE PROPERTY
--------------------

9.1 The Property is sold with vacant possession on Completion and is transferred to the Purchaser with full title guarantee.

9.2     Title to the Property referred to in Parts in and II of
Schedule 3 shall commence with the Lease under which it is held.

9.3 The Property is sold subject to the Standard Conditions of Sale (3rd Edition) so far as the same are applicable to a sale by private treaty and are not inconsistent with the express provision of this Agreement and save that:
9.3.1     there shall be excluded Conditions 2.2 and 4.2.1 and
4.3.2 and 5.1.3.

9.3.2 in Condition 1.3.5 the latest time shall be 5:15 pm and not 4:00 pm;

9.4 The Purchaser acknowledges that no statement or representation which may have been made to the Purchaser or to any person concerned on the Purchaser's behalf for or on behalf of the Vendor (except the replies given by the Vendor's Solicitors to Enquiries raised by the Purchaser's Solicitors and any statement or representation made in correspondence between the Vendor's Solicitors and the Purchaser's Solicitors) induced the Purchaser to enter into this Agreement.

10.     CREDITORS AND LIABILITIES
----------------------------------

The Vendor agrees to remain solely responsible for all the Liabilities (save as otherwise expressly provided in this Agreement) and undertakes to discharge the Creditors and to indemnify the Purchaser fully at all times from and against any and all claims, actions, proceedings, demands, liabilities, costs and expenses in connection with any of the foregoing.

11.     WARRANTIES
-------------------

11.1 The Warrantor guarantees the obligations of the Vendor under this Agreement, represents, warrants and undertakes to the Purchaser in the terms set out in Schedule 4 and acknowledges that the Purchaser is entering into this Agreement in reliance on the Warranties.

11.2 The Warranties are given subject only to matters fairly disclosed in the Disclosure Letter, but no other information of which the Purchaser has actual or constructive knowledge shall prejudice any claim by the Purchased under the Warranties or operate to reduce any amount recoverable.

11.3 The Warrantor undertakes in relation to any Warranty which refers to the knowledge, information, belief or awareness of the Warrantor that he has made due and careful enquiry (save as expressly stated otherwise) into the subject matter of that Warranty.

12.     RESTRICTIVE COVENANTS
-----------------------------

12.1 Each of the Vendor and the Warrantor covenants with the Purchaser that he or it will not, either on his or its own account or in conjunction with or on behalf of any person or persons, whether directly or indirectly, for a period of two years from the date of this Agreement:

12.1.1 supply produces or provide services to or obtain products or services from any person, firm or company who or which at the date of this Agreement or during the period of twelve months prior to such date is or was a client or customer or supplier, respectively, of the Business where such goods or services are the same as or compete with products sold or services provided by or to the Business to or by that person, firm or company at or during the period of twelve months prior to the date of this Agreement;

12.1.2 solicit or endeavor to solicit the custom of any person, firm or company who or which at the date of this Agreement or during the period of twelve months prior to such date is or was a client or customer or supplier of the Business, for the supply of products or the provisions of services which are the same as or compete with those products sold or services provided by or two Business to or by that person, firm or company at or during the period of twelve months prior to the date of this Agreement.

12.1.3 solicit or entice away or endeavor to solicit or entice away from the Purchaser any officer, manager, or other employee who is or was either at the date of this Agreement or during the period of six months prior to such date engaged in the Business whether or not such person would commit a breach of this contract of employment by reason of leaving service;

12.1.4 carry on or be engaged, concerned or interested in any business which competes with the Business as the same was carried on at the date of this Agreement (other than as a holder of securities listed on a recognized stock exchange and provided that such holding shall not exceed three percent of the class of securities of which the said holding forms part).

13.     CO-ORDINATION AGREEMENT
-------------------------------

Telegroup and Fastnet hereby agree that the Marketing and Co-ordination Agreement between them dated 20 October 1996 shall be terminated with effect from the date of this Agreement, without prejudice to those provisions of the said Agreement dated 20
October 1996 which are expressed to survive the termination thereof. Each of Telegroup and Fastnet acknowledges that no amounts are due by either party to the other pursuant to such Agreement.

14.     COSTS/STAMP DUTY
--------------------------

14.1 The parties shall pay their own costs in connection with the negotiation, preparation and implementation of this Agreement or any agreement incidental to or referred to in this Agreement.

14.2 The Purchaser shall pay any stamp duty payable on this Agreement or the transfer and assignment of the Property or other assets sold under this Agreement.

15.     NOTICES
----------------

Any notice required to be given under this Agreement shall be in writing signed by (or by some person duly authorized by) the person giving it and may be served by leaving it at or sending it by facsimile or pre-paid recorded delivery post to the address of the relevant party set out at the beginning of this Agreement. Any notice so served shall be deemed to have been received:

15.1 if delivered personally, at the time of delivery if delivered during the business hours of the addressee or otherwise on three next following business day;

15.2 in the case of a notice sent by pre-paid recorded delivery post, 48 hours after the date or posting;

15.3 in the case of a notice sent by facsimile, if the notice was sent during the business hours of the addressee then on the day of transmission, and otherwise on the next following business day.

16.     SUCCESSORS AND ASSIGNS
-------------------------------

This Agreement shall be binding upon and endure for the benefit of each party's successors. This Agreement shall not be assignable.

17.     FURTHER ASSURANCE
--------------------------

The Vendor shall, and the Warrantor agrees to procure that the Vendor shall do, execute and perform and shall procure to be done, executed and performed all such further acts, deeds, documents and things as the Purchaser may reasonably require from time to time effectively to vest the beneficial ownership of the Assets in the Purchaser or as it directs, free from all liens, charges, options, encumbrances or adverse rights or interests of any kind and otherwise to give to the Purchaser the full benefit of this Agreement.

18.     APPLICABLE LAW AND JURISDICTION
---------------------------------------

This Agreement shall be governed by English law and each of the parties submits to the non-exclusive jurisdiction of the High
Court of Justice in England and Wales.

AS WITNESS whereof the parties hereto have signed this Agreement on the date above written.


/s/ T. Giles Redpath                        /s/ Fred Gratzon

On behalf of Fastnet (UK) Ltd.              on behalf of
T. Giles Redpath                            Telegroup UK Ltd.
                                            Fred Gratzon


Witnessed by:                         Witnessed by:

G. Muchmore                           Robert Steinberg
Hothouse Media Svces Ltd.             Attorney
Director                              3000 W. Gear Ave.
PO Box 10465                          #8
London                                Fairfield, Iowa 52556
SW11 62H

                             SCHEDULE 1
                             ----------

                            The Employees

                              John Ryan
                             Joseph Itoje
                            Michael Hassan
                            Sade Adeniran
                            Barbara Haines
                             Daljit Leihal
                             Minou Mendes
                           Beverley German
                             Janet Grant
                             Ciara Henry

                             Schedule 2
                             ----------


                            The Equipment

                              SCHEDULE 3
                              ----------

                                Part I
                                ------

                             (The Property)
            Unit 4, 210 Shepards Bush Road, London W6

                                Part II
                                -------

                        (details of the Lease)

Date   Parties              Term        Initial     Current  Mutual Option
                                        Rent        Rent     to determine date

25     (1) Anthony Stuart   5 years    14,500   14,500 pounds  25 March 1999
March  Corby & others and   from 25    per      per            on giving three
1996   (2) Timothy Giles    March      annum    annum          months written
        Redpath             1996                               notice

/TABLE

                          SCHEDULE 4
                          ----------

                        The Warranties

1.     CAPACITY OF THE VENDOR
-----------------------------

The Vendor does not require the consent, approval or authority of any other person to enter into or perform its obligations under this Agreement and its entry into and performance of this Agreement will not constitute any breach of or default under any contractual obligation binding upon it.

2.     GOODWILL
---------------

The Business has maintained a good relationship with its creditors and has paid them within the times agreed and so far as the Warrantor is aware, neither the Vendor not the Warrantor has done or omitted to do anything which might prejudicially affect the Good will.

3.     TITLE TO THE ASSETS
--------------------------

3.1     The Assets comprise all assets now used in the Business.

3.2 Save as expressly indicated otherwise in this Agreement, the Vendor has good and marketable title to, and has in its possession and under its control, all of the Assets which are sold free from any charge, lien, encumbrance, equity, agreement of hire or hire purchase or for payment on deferred terms, bill of sale or any obligation to pay any outstanding sums in respect of them and no person other than the Vendor has or claims any rights in relation to the Assets or any of them or the proceeds of any sale of the Assets or any of them and the Assets are not subject to or potentially subject to any floating charge or guarantee given by the Vendor or by any person or company connected with the Vendor.

4.     EQUIPMENT
----------------

The items listed in Schedule are in good repair in the Business
(whether under a contract of service or contract for services) other than the Employees.

5.     EMPLOYEES AND AGENTS
----------------------------

5.1 No person is employed or engaged in the Business (whether under a contract of service or contract for service) other than the Employees.

5.2 The Vendor is not engaged or involved in any dispute, claim or legal proceedings (whether arising under contract, common law, statute or in equity) with any of the Employees.

5.3 The Vendor has not recognized any trade union or any other organization of employees in respect of the Employees or any of them.

5.4 There is no collective agreement or other agreement or arrangement (whether in writing or by custom and practice) with any trade union, staff association, staff works council or other organization of employees in relation to the Business.

6.     LITIGATION
-----------------

So far as the Warrantor is aware, neither the Vendor nor any person for whose acts or omissions it may be vicariously liable is engaged in or subject to any civil, criminal or arbitration proceedings in relation to the Business or the Assets or any of them, and there are no such proceedings pending or threatened by or against the Vendor or against any such person and so far as the Vendor is aware, there are no fact or circumstances likely to give rise to any such proceedings and there are no judgments outstanding against the Vendor which affect or might affect any of the Assets.

7.     ASSETS
--------------

7.1     Particulars:

7.2     Title:

     (a) True copies of the Lease and of any amendments, variations, consents for assignments, alterations or otherwise have been supplied to the Purchaser's Solicitors and the current rents specified in Schedule 3 are duly evidenced by memoranda.

     (b) The Warrantor has good title to the Property constituted by documents of title which are in the possession or under the control of the Warrantor free of any Encumbrance (which title has, where required, been registered with title absolute at H.M. Land Registry).

7.3     Use:

     The Warrantor and or the Vendor occupies and uses the Property for the purpose of conducting its business only and strictly in accordance with the permitted use under the Lease and has quiet enjoyment thereof and there is no person in possession or occupation of or who has any claims any right or easement of any kind in respect of the Property:

7.4     Compliance with obligations:

     The Warrantor and all persons claiming under the Warrantor and tenants, sub-tenants and licensees of the Warrantor and all relevant third parties have complied with all laws, regulations, covenants, obligations, restrictions and provisions binding upon them in relation to the Property and no such covenants, obligations restrictions and provisions have been waived and the Warrantor is not under any liability to any person in respect of any past failure to so comply. Without prejudice to the generality of the foregoing:

     (a) the Property and every part thereof is free from any easement, rent charge, covenant, restriction, provision or consent or license or other matter of an unusual or onerous nature or adversely affecting the value use or enjoyment thereof;

     (b) there are no charges, encumbrances, rights or powers of entry or possession or outstanding complaints, notices or orders or other circumstances affecting the Property which might adversely affect such value, use or enjoyment, nor are there circumstances likely to give rise to any of the foregoing;

     (c) no advance payment or commutation of future rents or license fees has been accepted or agreed in respect of any lease, sub-leased, tenancy service occupancy or license affecting any of the Property nor are there any rent reviews in the course of being determined or otherwise outstanding or unimplemented at the date hereof;

     (d)     in respect of the Lease:

            (i) all rents have been paid and reviewed at the times and in the manner specified in the Lease and all sums reserved as rent and all other sums properly payable under the Lease have been paid;

           (ii) all persons entitled to any reversionary interest in the Property or any right over or affecting the Property have complied with any obligations and restrictions upon them relating thereto and no such obligations or restrictions have been waived.

          (iii) there are no disputes between the Warrantor and any person entitled to any reversionary interest in the Property;

          (iv) The Warrantor is not aware of variations waivers in the terms of the Lease or in any licenses (formal or informal) granted by any persons entitled to a reversionary interest in the Property;

          (v) neither the Landlord under the Lease nor the Warrantor have given any indication either formal or informal of an intention to exercise their respective options to determine contained in the Lease.

         (vi) the Warrantor has complied with and will continue to comply with (for so long as the Lease is vested in him) the covenants and obligations of the tenant contained in the Lease and in particular those covenants relating to repair maintenance and decoration.

     (e) there are no rights, interests, covenants, conditions, restrictions, reservations, licences, easements, agreements, claims, overriding interest (as defined in Section 70 of the Land Registration Act 1925), and charges or any other matters things or circumstances which adversely affect the Warrantor's title to the use and enjoyment of and access to the Property for the purpose of the business now being carried on at the Property by the Warrantor and or the Vendor.

     (f) no planning consent. has been refused or granted subject to unusual or onerous terms in respect of the Property or any part thereof and there is no agreement with any planning or highways authority relating to the use or development of the Property or any part thereof or any means of access thereto or egress therefrom or the modification of any planning permission m respect thereof;

     (g) no notice which may affect the Property or the rights of the Warrantor in relation thereto has been served by any person or by any Govemmental local or public authority and no circumstances exist by virtue of which the service of such a notice is warranted or likely;

     (h) the present user of the Property is the permanent and unconditional permitted user thereof under the Planning Acts and no development within the meaning of such Acts has taken place or been commenced upon the Property and the said Acts and all other statutory, municipal and other requirements and regulations, relating to the use and enjoyment of the Property have in all respects been complied with and the use and occupation of the Property is in all respects lawful and there is no outstanding monetary claim or liability, contingent or otherwise under such Acts or legislation;

     (i) the Property has not been and is not affected by any nuisance, pollution, noise, vibration or other factors adversely affecting the Warrantor's and/or the Vendor's use or other rights in respect thereof;

     (j) the Property has not been used in a manner which has adversely affected the value, use or enjoyment of any adjoining or neighboring property;

     (k) all rates, taxes, assessments, charges and gas electricity and telecommunications charges (whether of a periodic or recurring nature), payable by the Vendor and/or the Warrantor in respect of the Property have been paid in full for the period ending on the date hereof and receipts have been obtained for all payments by them;

     (l) no claims against the Warrantor are outstanding or likely to arise in relation to any obligation to contribute to common services or other facilities enjoyed by the Property or to repay any compensation received in respect of the Property;

     (m) the Property is not affected by any surcharge imposed or liable to be imposed under the Local
             Government Act 1974;

     (n) the Property has full and unrestricted rights of access over and along and egress from all common access roads, paths, passages and other access roads, paths, passages and other access ways leading to the Property from a road or roads which are maintained at public expense;

     (o) there is in force a valid fire certificate for the Property and all conditions therein contained are now being and have at all time been complied with;

     (p) all buildings and structure composed in the Property and all fixtures and fittings therein are in good and substantial repair and condition and contain no dangerous or deleterious substances nor any substances not used in compliance with or approved of by any relevant current law regulation or code of practice.

     (q) the Warrantor is not aware of and no notice has been received by the Warrantor, that the Property may suffer from defects in design, construction or fitting out which might adversely affect the health of people working at or visiting such Property and the Warrantor has not requested the landlord under the Lease to take nor is it aware of any action being taken or anticipated to be taken by the landlord against building contractor and any other parties involved in .the design and construction of the Property in respect of any design or construction defects in the Property.

     (r) The Warrantor is not aware of any unusual or excessive expenditure over and above normal maintenance costs which (a) has been incurred on the Property or the common areas or the car parking spaces and which has not yet been reflected in any demands for contribution from the landlord of the Property or any superior landlord, or (b) is to be incurred in the reasonably foreseeable future.

     (s) The landlord of the Property has effected and is maintaining buildings insurance and loss of rent cover in accordance with the provisions contained in the Lease.


     SIGNED by                           )
     for and on behalf of FASTNET UK     )  /s/ T. Giles Redpath
     LIMITED in the presence of:         )


     SIGNED by GILES REDPATH             )
     for and on behalf of TELEGROUP      )  /s/ Fred Gratzon
     UK LIMITED in the presence of:      )


     SIGNED by GILES REDPATH             )
     in the presence of:                 )  /s/ T. Giles Redpath

     SIGNED by                           )
     for and on behalf of TELEGROUP      )  /s/ Fred Gratzon
     INC in the presence of              )

DATED                                              1997
--------------------------------------------------------




            (1)     TIMOTHY GILES REDPATH

            (2)     TELEGROUP UK LIMITED



         ----------------------------------------------

                         ASSIGNMENT

         of Unit 4 210 Shepherds Bush Road London W6

         ---------------------------------------------

THIS ASSIGNMENT is made the           day of                1997
---------------

BETWEEN:
--------

     (1) TIMOTHY GILES REDPATH of 53 Overstone Road London W6 OAD ("the Assignor") and

(2) TELEGROUP UK LIMITED whose registered office is at Carmelite 50 Victoria Embankment Blackfrairs London EC4
        7DX ("the Assignee")

WHEREAS:
--------

(1) The premises briefly described in Part in of the Schedule hereto ("the Premises") were demised by the lease or underlease
("the Lease") described in Part II of the Schedule hereto

(2)     This Assignment is supplemental to the Lease

(3)     The term created by the Lease is vested in the Assignor

(4) The Assignor has agreed to assign the Premises to the Assignee for all the residue now unexpired of the term created by the Lease on the term hereinafter appearing

NOW THIS DEED WITNESSES as follows:
-----------------------

1. IN consideration of 1 (One pound) paid by the Assignee (the receipt of which the Assignor acknowledges) the Assignor with full title guarantee ASSIGNS to the Assignee ALL THAT the Premises TO HOLD to the Assignee for all the residue now unexpired of the term created by the Lease SUBJECT henceforth to the payment of the rent reserved by the Lease and to compliance with the tenant's obligations and conditions in the Lease

2. THE Assignee COVENANTS with the Assignor that the Assignee will henceforth for so long as the Lease is assigned by an assignment which is not an "excluded assignment" as defined in
Section 11(1) of the Landlord and Tenant

(Covenants) Act 1995 (whichever is earlier) duly pay the rent reserved by the Lease and comply with the tenant's obligations and conditions in the Lease and keep the Assignor indemnified from and against all proceedings costs claims and expenses on account of any omission to pay the said rent or any breach of any of the said obligations and conditions

3. IF the Assignor or the Assignee is more than one person their respective obligations herein contained or implied are joint and several

4. SECTION 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 does not apply in relation to any legal or equitable charge and for the purposes of and notwithstanding Rule 77A of the Land Registration Rules 1995 the disposition hereby effected shall not be treated as taking effect as if it had been expressly made subject to any legal or equitable charge

IN WITNESS whereof this Deed has been duly executed by the parties hereto and is delivered as a Deed the day and year first above written

                           THE SCHEDULE
                             PART I

              (Description of the Premises)

Unit 4 210 Shepherds Bush Road  London W6

                              PART II

(Details of the Lease)

Date            Description    Parties                         Term
25 March 1996   Lease          (1) Anthony Stewart Corby       5 years from
                               and Others                      25 March 1996
                               (2) Timothy Giles Redpath


SIGNED and DELIVERED as a Deed     )
by the said TIMOTHY GILES          ) /s/ T. Giles Redpath
REDPATH in the presence of the     )
undersigned witness:               ) /s/ G. Muchmore
                                     G. Muchmore
                                     Director
                                     Hothouse Media Services Ltd.
                                     PO Box 10465
                                     London
                                     SW 11 62H

                              PART II

(Details of the Lease)

Date            Description    Parties                         Term
25 March 1996   Lease          (1) Anthony Stewart Corby       5 years from
                               and Others                      25 March 1996
                               (2) Timothy Giles Redpath


EXECUTED as a Deed by TELEGROUP       )
UK LIMITED acting by the signatures   )
of two duly authorised directors or a ) Director /s/ Fred Gratzon
director and the Company Secretary    )

                                        Director/Secretary
                                              /s/ Clifford Rees

                                        As witnessed by
                                        Robert Steinberg
                                        Attorney
                                        3000 West Gear Ave.
                                        Lot 2
                                        Fairfield, Iowa  52556

THIS LICENSE is made the           day of
One thousand nine hundred and ninety seven BETWEEN Anthony Stewart Corby of 39 Belsize Avenue London NW3 4BB, Saul Nemtzov of 40 Southover, Woodside Park, London N12 and Diana Arthur of 29 Steele's Road London NW3 4RE (hereinafter called "the Landlord") of the first part Timothy Giles Redpath of 53 Overstone Road London W5 0AD (hereinafter called "the Tenant") of the second part and Telegroup UK Ltd whose registered office is at 53 Overstone Road London W6 0AD (hereinafter called "the Assignee") of the third part

WHEREAS
(1) This License is supplemental to a Lease (hereinafter called "the Lease") brief details of which are set out in the Schedule hereto
(2) The revision immediately expectant upon the determination of the term created by the Lease is vested in the landlord
(3) The benefit of the term created by the Lease is Vested in the Tenant subject to the rents thereby reserved and the covenants and the conditions therein contained
(4) The Tenant being desirous of assigning all the Tenant's estate and interest in the premises demised by the Lease ("the Premises") to the Assignee, the Landlord has agreed to grant license upon the terms and conditions hereinafter contained

NOW THIS DEED WITNESSETH as follows:
1. In consideration of the covenants on the part of the Assignee and the Tenant hereinafter contained the Landlord hereby grants to the Tenant License to Assign all the Tenant's estate and interest in the Lease to the Assignee for the residue of the term created by the Lease

2. The Assignee hereby covenants with the Landlord to pay the rents and to observe and perform the covenants and conditions contained in the Lease from the date of the Assignment of the Lease to the Assignee and thenceforth during the remainder of the term granted by the Lease save and except to the extent that such covenants and conditions are varied by this License.

3. In consideration of the grant of this License the Tenant hereby covenants with the Landlord as follows:

3.1 that the Assignee will until the lease has expired or been assigned under its terms, punctually pay the rents and other sums payable under the Lease and perform and observe the covenants and conditions therein contained and will indemnify and keep the Landlord indemnified from and against all losses expenses costs claims or damages arising by reason of any act or default of the Assignee provided that:

3.1.1 any neglect or forbearance of the Landlord in enforcing any payment covenant or condition or any disclaimer of the Lease by a liquidator or trustee in bankruptcy shall not release or in any way affect the liability of the Tenant under this covenant.

3.1.2 it is hereby agreed and declared that this covenant on the part of the Tenant shall continue in full force and effect during any extension of the term granted by the Lease under the provisions of the Landlord and Tenant Act 1954 or any statutory modification or re-enactment thereof for the time being in force; and

3.2 in the event of the Assignee entering into liquidation whether compulsory or voluntary and the liquidatory disclaiming the Lease the Tenant will take from the Landlord but if only so required by the Landlord by written notice to the Tenant within two months after such disclaimer a grant of another lease of the Premises for the residue of the term unexpired at the date of such disclaimer at the same rents reserved by the Lease
(including any variation of rent pursuant to the provisions of the Lease) and subject to the like covenants provisos and conditions in all respects (including the provisions for re-entry) as are contained in the Lease but so that the times at which the Landlord shall be entitled to vary the rents and the Premises are to be decorated shall be the same times respectively as are specified in the Lease and the Tenant on the execution of such further Lease will execute and deliver to the Landlord a Counterpart thereof and the costs of the grant of the Lease shall be paid by the Tenant.

4. This License shall not extend to or authorize any further assignment of the Premised other than that hereby expressly authorized and all the covenants and conditions contained in the Lease shall remain in full force and effect save as hereby expressly varied.

5.1 The expression "the Landlord" shall include its successor in title and the reversioners for the time being immediately expectant on the determination of the term created by the Lease.

6. Immediately upon completion of this License the Tenant shall pay to the Landlord's Solicitors and any agents or surveyors employed by the Landlord their costs and disbursements
(together with any Value Added Tax thereon) in connection with the preparation and completion of this License

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered the day and year first before written


THE FIRST SCHEDULE above referred to (the Lease)

Date:         25 March 1996
Document:     Lease
Term:         5 years with right to terminate after three years
Parties:      Anthony Stewart Corby , Saul Nemtzov and Diana
              Arthur
Property:     Unit 4 Cambridge Court 210 Shepherds Bush Road W6

EXECUTED AS A DEED by the Landlord

Anthony Stewart Corby
In the presence of


Saul Nemtzov

In the presence of


Diana Arthur

In the presence of


EXECUTED AS A DEED BY THE ASSIGNEE
acting by the signatures of two directors or a director and the Company Secretary

Director   /s/ Fred Gratzon
Secretary/Director  /s/ Clifford Rees


EXECUTED AS A DEED BY THE TENANT

Timothy Giles Redpath   /s/ T. Giles Redpath
In the presence of
                        /s/ G. Muchmore
                            G. Muchmore
                            Director
                            Hothouse Media Services Ltd.
                            PO Box 10465
                            London
                            SW11 62H